UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2022

ALPHA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14143 Denver West Blvd Ste. 100, Golden CO	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-819-0604

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.

7.25% Senior Secured Convertible Notes Payable

On December 31, 2022, the Company and 20 Shekels, Inc. an affiliate of our President Mr. Leaver, and AEI Management, Inc., an affiliate of our majority shareholder AEI Acquisition Company, LLC., entered into Exchange Agreements (the “Exchange Agreements”) with respect to certain outstanding indebtedness of the Company.   Under the Exchange Agreements, the Company’s previously issued 7.25% Senior Secured Notes due February 22, 2024  were amended and restated and the Contractual Investment Agreements (“CIA”) entered with the Company and related agreements were terminated and replaced with a new 7.25% Senior Secured Note Purchase Agreement (the “NPA”), a new 7.25% Senior Secured Note (the “7.25% Notes”) and a new Security Agreement (the “7.25% Security Agreement”, and together with the NPA and 7.25% Notes, the “7.25% Transaction Documents”).  As a result of the amendments, the holders and the Company amended and restated the terms of the contractual agreements governing the 7.25% Notes in order to, among other things, extend the maturity date to December 31 2024 and limit the scope of the collateral pledged to assets acquired on March 9, 2022 (34 well bores and related assets) under that certain Purchase and Sale Agreement with Progressive Well Service, LLC on the Cherokee Uplift in Central Oklahoma (the “Logan 1 Assets”), and appointing AEI Management, Inc. as collateral agent under the 7.25% Notes.  In addition, the CIA was terminated and the parties agreed to various representations and warranties, covenants and conditions, as provided in the new 7.25% Transactions Documents and released all prior obligations under the CIA and related agreements.

Under the 7.25% Security Agreement the collateral for the 7.25% Notes is as follows: every kind and description, tangible or intangible consisting of the proceeds and production of 34 well bores and related assets under that certain Purchase and Sale Agreement with Progressive Well Service, LLC. (the “Logan 1 Collateral”)(collectively, the "Collateral"), including, without limitation, the following, in each case, limited to the Company’s interest in the Logan 1 Collateral:

(a)	all Accounts;
(b)	all Chattel Paper (whether tangible or electronic);
(c)	the Commercial Tort Claims specified on Schedule VI hereto;
(d)
all Deposit Accounts, all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Collateral Agent or Buyer or any affiliate, representative, agent or correspondent of the Collateral Agent or Buyer;

(e)	all Documents;
(f)	all Equipment;
(g)	all Fixtures;
(h)	all General Intangibles (including, without limitation, all Payment Intangibles);
(i)	all Goods
(j)	all Instruments (including, without limitation, Promissory Notes and each certificated Security);
(k)	all Inventory;
(l)	all Investment Property;
(m)	all Copyrights, Patents and Trademarks, and all Licenses and Leases;
(n)	all Letter-of-Credit Rights;
(o)	all Supporting Obligations;
(p)
all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantors rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(q)	all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral.

The 7.25% Notes are convertible at any time after the date of issuance into shares of the Company’s Common Stock at a fixed conversion price of $5.00 per share, as may adjusted from time to time. Interest on the 7.25% Notes shall be paid to the investors at a rate of 7.25% per annum, paid on a quarterly basis.  Obligations under the 7.25% Notes are secured by the Logan 1 Assets acquired on March 9, 2022 from Progressive Well Service, LLC and will be perfected under a UCC1 to be filed with the Secretary of State of the State of Colorado.

The conversion price is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions.   The Company is prohibited from effecting the conversion of the 7.25% Notes to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the 7.25% Notes (the “Beneficial Ownership Limitation”).

Under the terms of the Exchange Agreements, 20 Shekels, Inc. was issued $906,754 of 7.25% Notes and AEI Management, Inc. was issued $413,206 of 7.25% Notes.

No commission or other payment was received by the Company in connection with the Exchange Agreements.  Such exchanges were conducted pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (as amended, the “Securities Act”), and the New 7.25% Notes and shares of Common Stock issuable pursuant to the Exchange Agreements have been, or will be, upon settlement, issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act for securities exchanged by an issuer and an existing securityholder where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.

The forgoing descriptions of the terms of the Exchange Agreements, NPA, 7.25% Notes and 7.25% Security Agreements are subject to and qualified in their entirety by the full text of the form of agreements filed as Exhibit 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K which are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The provisions of Section 1- “Registrants Business and Operations”, are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit
Number	Description
Exhibit 10.1	Form of Exchange Agreement dated December 31, 2022
Exhibit 10.2	Form of 7.25% Senior Secured Convertible Note Purchase Agreement dated as of December 31, 2022
Exhibit 10.3	Form of 7.25% Senior Secured Convertible Notes due December 31, 2024
Exhibit 10.4	Form of Security Agreement for 7.25% Senior Secured Convertible Note dated as of December 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated: January 3, 2023

ALPHA ENERGY, INC.

/s/ Jay Leaver
Jay Leaver, President